UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 30, 2008
SUNAIR SERVICES CORPORATION
(Exact name of registrant as specified in its charter)

Florida	1-04334	59-0780772

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
595 South Federal Highway
Suite 500
Boca Raton, FL 33432
(Address of Principal Executive Office) (Zip Code)
(561) 208-7400
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, If Changed Since Last Report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Section 1 — Registrant’s Business and Operations
Item 2.02. Completion of Acquisition or Disposition of Assets
     Sunair Services Corporation (the “Company”) entered into a Share Purchase Agreement on September 30, 2008, pursuant to which it agreed to sell all of the issued and outstanding common stock of Telecom FM Limited (“Telecom FM”), its wholly-owned subsidiary which operates in the telephone communications business, to Telecom FM Holdings Limited (“Telecom Holdings”), a company organized and owned by the former executive management team of Telecom FM. The transaction was completed on September 30, 2008 with an effective date of September 1, 2008. The aggregate purchase price paid to the Company for Telecom FM was $3,613,583, which included the payment of outstanding inter-company debt in the amount of $1,213,583. Colin Mulford, who served as the Chief Executive Officer of Telecom FM when it was owned by the Company will continue to serve as the Chief Executive Officer of Telecom FM under its new ownership. In connection with the Purchase Agreement, the Company has agreed to certain restrictions on competition and non-solicitation during the three (3) year period after September 30, 2008.
     The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the Purchase Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference
Section 8 — Other Events
Item 8.01. Other Events.
     On October 6, 2008, the Company issued a press release announcing that it had completed the sale of Telecom FM, which is attached as Exhibit 99.1 and incorporated herein by reference.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(b)	Pro Forma Financial Information.
     The pro forma financial information relating to the disposition of Telecom FM is attached as Exhibit 99.2 to this Current Report on Form 8-K.
(d)	Exhibits.

Exhibit	Description

10.1	Share Purchase Agreement dated September 30, 2008 between Sunair Services Corporation and Telecom FM Holdings Limited

99.1	Press Release, dated October 6, 2008

99.2	Unaudited Pro Forma Condensed Consolidated Financial Information:

(i) Unaudited Pro Forma Condensed Balance Sheet as of June 30, 2008

(ii) Unaudited Pro Forma Condensed Statement of Operations for the Nine Months Ended June 30, 2008

(iii) Unaudited Pro Forma Condensed Statement of Operations for the Fiscal Year Ended September 30, 2007

(iv) Notes to Unaudited Pro Forma Condensed Consolidated Financial Information

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SUNAIR SERVICES CORPORATION
Date: October 6, 2008	By:	/s/ JACK I. RUFF
Jack I. Ruff
Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

10.1	Share Purchase Agreement dated September 30, 2008 between Sunair Services Corporation and Telecom FM Holdings Limited

99.1	Press Release, dated October 6, 2008

99.2	Unaudited Pro Forma Condensed Consolidated Financial Information:

(i) Unaudited Pro Forma Condensed Balance Sheet as of June 30, 2008

(ii) Unaudited Pro Forma Condensed Statement of Operations for the Nine Months Ended June 30, 2008

(iii) Unaudited Pro Forma Condensed Statement of Operations for the Fiscal Year Ended September 30, 2007

(iv) Notes to Unaudited Pro Forma Condensed Consolidated Financial Information

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